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                                                                           [CSS]


                THIRD AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT


         This THIRD AMENDMENT (this "Amendment"), dated as of April 26, 2004, is among CSS FUNDING LLC, a Delaware limited liability company, as seller (the "Seller"), CSS INDUSTRIES, INC., a Delaware corporation ("CSS"), as initial servicer (in such capacity, together with its successors and permitted assigns in such capacity, the "Servicer"), MARKET STREET FUNDING CORPORATION, a Delaware corporation (together with its successors and permitted assigns, the "Issuer"), and PNC BANK, NATIONAL ASSOCIATION, a national banking association ("PNC"), as administrator (in such capacity, together with its successors and assigns in such capacity, the "Administrator").

                                    RECITALS


         1. The Seller, the Servicer, the Issuer and the Administrator are parties to the Receivables Purchase Agreement, dated as of April 30, 2001 (as amended, supplemented or otherwise modified from time to time, the "Agreement").

         2. The Seller, the Servicer, the Issuer and the Administrator desire to amend the Agreement as hereinafter set forth.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         SECTION 1. Amendments to the Agreement.

                  (a) Clause (a) of the definition of "Facility Termination Date" set forth in Exhibit I to the Agreement is hereby amended by deleting the date "April 30, 2004" therein and substituting the date "July 26, 2004" therefor.

                  (b) The definition of "Purchase Limit" set forth in Exhibit I to the Agreement is hereby amended by deleting the amount "$100,000,000" therein and substituting the amount "$25,000,000" therefor.

         SECTION 2. Conditions to Effectiveness.

         This Amendment shall become effective as of the date hereof subject to
(i) the condition precedent that the Administrator shall have received the following, each duly executed and dated as of the date hereof (or such other date satisfactory to the Administrator), in form and substance satisfactory to the Administrator:

                  (a) counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the parties hereto; and

                  (b) such other documents and instruments as the Administrator may reasonably request.

         SECTION 3. Effect of Amendment; Ratification. Except as specifically amended hereby, the Agreement is hereby ratified and confirmed in all respects, and all of its provisions shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to "the Receivables Purchase Agreement", "this Agreement", "hereof", "herein", or words of similar effect, in each case referring to the Agreement, shall be deemed to be references to the Agreement as amended hereby. This Amendment shall not be deemed to expressly or impliedly waive, amend, or supplement any provision of the Agreement other than as specifically set forth herein.

         SECTION 4. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

         SECTION 5. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to any otherwise applicable conflict of laws principles.

         SECTION 6. Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Agreement or any provision hereof or thereof.



                           [SIGNATURE PAGES TO FOLLOW]




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         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                                    CSS FUNDING LLC


                                    By:   ____________________________________
                                          Name: ______________________________
                                          Title: _____________________________



                                    CSS INDUSTRIES, INC.


                                    By:   ____________________________________
                                          Name: ______________________________
                                          Title: _____________________________



                                      S-1           Third Amendment to RPA (CSS)

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                                    BERWICK OFFRAY LLC
                                    (f/k/a Berwick Industries LLC),
                                    as a Subservicer


                                    By:   ____________________________________
                                          Name: ______________________________
                                          Title: _____________________________



                                    CLEO INC,
                                    as a Subservicer


                                    By:   _____________________________________
                                          Name: _______________________________
                                          Title: ______________________________



                                    LION RIBBON COMPANY, INC.,
                                    as a Subservicer


                                    By:   _____________________________________
                                          Name: _______________________________
                                          Title: ______________________________



                                    PAPER MAGIC GROUP, INC.,
                                    as a Subservicer


                                    By:   _____________________________________
                                          Name: _______________________________
                                          Title: ______________________________



                                      S-2           Third Amendment to RPA (CSS)

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                                    MARKET STREET FUNDING CORPORATION


                                    By:   _____________________________________
                                          Name: _______________________________
                                          Title: ______________________________



                                      S-3           Third Amendment to RPA (CSS)

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                                    PNC BANK, NATIONAL ASSOCIATION,
                                    as Administrator


                                    By:   _____________________________________
                                          Name:________________________________
                                          Title:_______________________________




                                      S-4           Third Amendment to RPA (CSS)